Exhibit 10.9

AMENDMENT NO. 6 TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”), dated June 14, 2012, is by and among URBAN OUTFITTERS, INC., a Pennsylvania corporation (“Urban”), and certain of its subsidiaries party hereto (together with Urban, individually and collectively, the “Borrowers”); the Lenders party to the Credit Agreement defined below, and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Credit Agreement, dated September 23, 2004, by and among the Borrowers, the Lenders referred to therein, and the Administrative Agent, as amended by (i) that certain Letter Agreement Concerning Amended and Restated Note, dated May 18, 2005, (ii) that certain First Amendment to Amended and Restated Credit Agreement, dated November 30, 2006, (iii) that certain Extension of Amended and Restated Credit Agreement, dated November 27, 2007, (iv) that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated December 10, 2007, (v) that certain Amendment No. 3, Consent and Waiver to Amended and Restated Credit Agreement dated as of September 21, 2009, (vi) that certain letter agreement dated December 1, 2010, (vii) that certain letter agreement dated March 9, 2011, (viii) that certain Amendment No. 4 to Amended and Restated Credit Agreement, dated April 25, 2011, and (xi) that certain Amendment No. 5 to Amended and Restated Credit Agreement, dated October 31, 2011 (collectively, as so amended and as may be further amended, restated or modified from time to time, the “Credit Agreement”), the Lenders agreed, inter alia, to provide for a revolving line of credit in the maximum principal amount of Sixty Million Dollars ($60,000,000) (which was increased to Eighty Million Dollars ($80,000,000) under the terms of Section 2.5(b) of the Credit Agreement on May 27, 2010 pursuant to a Fifth Amended and Restated Note by Borrowers in favor of Wells Fargo, N.A. in the maximum principal amount of $80,000,000 dated May 27, 2010 and a Letter Agreement Concerning Amended and Restated Note dated May 27, 2010 among Wells Fargo, N.A., Borrowers and Guarantors) to fund working capital (including capital expenditures), to support the issuance of documentary and standby Letters of Credit, and to finance the general corporate purposes of the Borrowers, and (ii) provide for the ability to increase the Aggregate Commitment up to the maximum principal amount of One Hundred Million Dollars ($100,000,000) (which was increased to (One Hundred Seventy-Five Million Dollars ($175,000,000) under the terms of Section 2.5(b) of the Credit Agreement on April 25, 2011 pursuant to the terms of Amendment No. 4 to Amended and Restated Credit Agreement).

B. Borrowers have requested to amend the Credit Agreement to, inter alia: (i) join additional guarantors; (ii) increase the Aggregate Commitment to One Hundred Seventy-Five Million Dollars ($175,000,000) pursuant to Section 2.5(b) of the Credit Agreement; and (iii) make certain other amendments, as set forth herein.

C. The Lenders and the Administrative Agent have agreed to the foregoing modifications as more particularly described herein and subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Definitions.

(a) General Rule. Except as expressly set forth herein, all capitalized terms used and defined herein have the respective meanings ascribed thereto in the Credit Agreement.

(b) Additional Definitions. As of the Sixth Amendment Effective Date, the following additional definitions are added to Section 1.1 of the Credit Agreement to read in their entireties as follows:

“Sixth Amended and Restated Note” means that certain Sixth Amended and Restated Note by the Borrowers for the benefit of the Lender, dated June 14, 2012, as it may be amended, restated or modified from time to time.

“Sixth Amendment” means that certain Amendment No. 6 to Amended and Restated Credit Agreement, by and among Borrowers, Lenders, and Administrative Agent, dated June 14, 2012.

“Sixth Amendment Documents” means, collectively, the Sixth Amendment and each other document, instrument, certificate and agreement executed and delivered by any Borrower, any Subsidiary, any Guarantor, or their counsel in connection with the Sixth Amendment or otherwise referred to therein or contemplated thereby, all as they may be amended, restated or otherwise modified.

“Sixth Amendment Effective Date” means the date on which the conditions set forth in Section 4 of the Sixth Amendment have been satisfied.

(c) Amended Definitions. The following definitions are amended and restated to read in their entireties as follows:

“Aggregate Commitment” means the aggregate amount of the Lenders’ Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. As of the Sixth Amendment Effective Date, the Aggregate Commitment shall be One Hundred Seventy-Five Million Dollars ($175,000,000).

“Guarantors” means collectively those direct and indirect Subsidiaries of the Borrowers set forth on Schedule 3 to the Credit Agreement, and “Guarantor” means any of such Guarantors and each additional entity whether now owned or hereafter acquired that becomes a Guarantor pursuant to Section 8.12 hereof; provided, however, that URBN Canada Retail, Inc., a corporation formed under the laws of British Columbia, Canada, shall not be a Guarantor.

“Loan Documents” means, collectively, this Agreement, the Note, the Guaranty Agreement, the Applications, the Letters of Credit and each other document, instrument, certificate and agreement executed and delivered by any Borrower, any Subsidiary, any Guarantor or their counsel in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended, restated or otherwise modified, including, without limitation, the First Amendment Documents, the Second Amendment Documents, the Third Amendment Documents, the Fourth Amendment Documents, the Fifth Amendment Documents, and the Sixth Amendment Documents.

2. Amendments to Credit Agreement and Replacements of Schedules to Credit Agreement. As of the Sixth Amendment Effective Date:

(a) Modification of Section 2.5(b) of the Credit Agreement. Section 2.5(b) of the Credit Agreement is amended to strike the reference to “Ninety-Five Million Dollars ($95,000,000)” and replace it with a reference to “Zero Dollars ($0.00).”

(b) Modification of Section 9.1 of the Credit Agreement. Section 9.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

Section 9.1 Fixed Charge Coverage Ratio. As of any fiscal quarter end on or after July 31, 2011, permit the Fixed Charge Coverage Ratio of Urban and its Consolidated Subsidiaries to be less than 2.5 to 1.0.

(c) Modification of Section 13.1(b) of the Credit Agreement. Section 13.1(b) of the Credit Agreement is hereby amended to revise the address for notices to Pepper Hamilton LLP as set forth below:

Pepper Hamilton LLP

Suite 5000

500 Grant Street

Pittsburgh, Pennsylvania 15219-2507

Attention: Kelly Bryan Braun, Esquire

Telephone No.(412) 454-5007

Telecopy No.(412) 291-2737

(d) Replacement of Schedule 3 (Guarantors). Schedule 3 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 3 to this Sixth Amendment. All references in the Loan Agreement to Schedule 3 shall be deemed to be references to the Schedule 3 attached to this Sixth Amendment.

3. Waivers. Section 8.12 of the Credit Agreement requires Borrowers to give notice to the Administrative Agent within ten days after any Subsidiary of any Borrower with at least $20,000,000 of equity is created or acquired and state whether such Subsidiary shall be formed under a jurisdiction outside of the United States, and cause to be executed and delivered to the Administrative Agent a duly executed Guaranty Agreement or Joinder to Guaranty or other supplement thereto and favorable legal opinions addressed to the Administrative Agent and the Lenders in form and substance satisfactory thereto as provided in the Credit Agreement. Borrower failed to deliver notice to Administrative Agent within ten days after creation of the New Guarantors (defined below) and provide the required Joinder to Guaranty and legal opinion within such time period; however, Administrative Agent and Lenders hereby waive such requirements under Section 8.12 of the Credit Agreement in connection with the formation of the New Guarantors. Except as expressly set forth in this Amendment, the foregoing waiver shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any of the Loan Documents or (b) a waiver, release or limitation upon exercise by Administrative Agent or Lenders of any of their respective rights, legal or equitable, except as to the matters to which Administrative Agent and Lenders expressly address in this Amendment.

4. Representations and Warranties. Each Borrower hereby represents and warrants to Lenders, as to themselves and their Subsidiaries, as follows, as of the Sixth Amendment Effective Date and after giving effect thereto:

(a) Representations. The Borrowers represent and warrant as follows: (i) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; (ii) there is no Event of Default or Default under the Credit Agreement, as amended hereby, which has not been cured or waived; and (iii) no Material Adverse Effect has occurred or is continuing.

(b) Power and Authority. Each Borrower has the power and authority under the laws of its jurisdiction of formation and under its respective formation documents to enter into and perform this Sixth Amendment and the other documents and agreements required hereunder (collectively, the “Sixth Amendment Documents”); all necessary actions (corporate or otherwise) for the execution and performance by each Borrower of the Sixth Amendment Documents have been taken; and each of the Sixth Amendment Documents and the Credit Agreement, as amended, constitute the valid and binding obligations of Borrowers, enforceable in accordance with their respective terms.

(c) No Violations of Law or Agreements. The execution and performance of the Sixth Amendment Documents by Borrowers and Guarantors party thereto will not: (i) violate any provisions of any law or regulation, federal, state, local, or foreign, or any formation document of any Borrower or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any material agreement or instrument by which any Borrower or its property may be bound.

5. Conditions to Effectiveness of Amendment. This Sixth Amendment shall be effective upon the date of Administrative Agent’s receipt of the following documents, each in form and substance reasonably satisfactory to Administrative Agent:

(a) Sixth Amendment. This Sixth Amendment duly executed and delivered by each of the Borrowers, the Lenders, and the Administrative Agent.

(b) Amended Disclosure Schedules to Credit Agreement. The amended disclosure schedules to the Credit Agreement, attached hereto as Schedule 3.

(c) Sixth Amended and Restated Note. The Sixth Amended and Restated Note to the Credit Agreement duly executed and delivered by each of the Borrowers.

(d) Secretary’s Certificates of each Borrower and Existing Guarantor. A Secretary’s Certificate for each Borrower and Existing Guarantor, including and/or attaching, as the case may be: (i) a statement that there has been no change to the formation documents of such Borrower and/or Existing Guarantor since they were last delivered to the Administrative Agent, or attaching changed formation documents; (ii) written consent of the Board of Directors (or equivalent governing body) of such Borrower and/or Existing Gurantor approving the Sixth Amendment and the transactions contemplated thereby and authorizing increase of the Aggregate Commitment to One Hundred Seventy-Five Million Dollars ($175,000,000); (iii) an incumbency certificate; and (iv) a certificate of good standing or subsistence, as the case may be, issued by the Secretary of State or equivalent governing body of such Borrower and/or Existing Guarantor’s jurisdiction or country of incorporation or organization, as the case may be, and dated as of a recent date acceptable to the Administrative Agent in its sole discretion. For purposes of this Sixth Amendment, “Existing Guarantor” means individually and “Existing Guarantors” means collectively: Anthropologie, Inc., a Pennsylvania corporation, Urban Outfitters Wholesale, Inc., a Pennsylvania corporation, Urban Outfitters West LLC, a California limited liability company, Free People of PA LLC, a Pennsylvania limited liability company, Freepeople.com, LLC, a Delaware limited liability company, U.O. Real Estate LLC, a Pennsylvania limited liability company, URBN NL Holding, C.V., a Netherlands partnership, UO (Bermuda) Limited, a Bermuda exempted corporation, UO.com LLC, a Pennsylvania limited liability company, and Anthropologie.com LLC, a Pennsylvania limited liability company.

(e) Secretary’s Certificate of each New Guarantor. A Secretary’s Certificate for each New Guarantor (defined below), including and/or attaching, as the case may be: (i) the formation documents of such New Guarantor (including, without limitation, articles of incorporation, by-laws, operating agreement, and other similar organizational documents, as the case may be), (iii) written consent of the Board of Directors (or equivalent governing body) of such New Guarantor approving the Sixth Amendment and the transactions contemplated thereby and authorizing joinder to the Guaranty Agreement by the New Guarantor; (iii) an incumbency certificate; and (iv) a certificate of good standing or subsistence, as the case may be, issued by the Secretary of State or equivalent governing body of such New Guarantor’s jurisdiction or country of incorporation or organization, as the case may be, and dated as of a recent date acceptable to the Administrative Agent in its sole discretion.

(f) Joinder to Guaranty. The Joinder to Guaranty, duly executed and delivered by each of UO US LLC, a Delaware limited liability company, and URBN Holding, Inc., a Delaware corporation (each a “New Guarantor,” and collectively, the “New Guarantors”), guarantying the Borrowers’ obligations under the Credit Agreement, in the form attached hereto as Exhibit I.

(g) Acknowledgement of Guarantors. The Acknowledgement of the Existing Guarantors, duly executed and delivered by each of the Existing Guarantors, in the form attached hereto as Exhibit II.

(h) Financial Condition and Officer Compliance Certificate. Financial Condition and Officer Compliance Certificate executed and delivered by an authorized officer of Urban, in substantially the form attached hereto as Exhibit III.

(i) Legal Opinions. Legal Opinion of counsel to Borrowers, Existing Guarantors and New Guarantors, in form and substance satisfactory to the Administrative Agent.

(j) Lien Searches. Such lien searches as Administrative Agent may reasonably request against the Borrowers, Existing Guarantors and New Guarantors, in each case, the results of which shall be satisfactory to Administrative Agent in its sole discretion.

(k) Evidence of Hazard and Liability Insurance. Evidence that the New Guarantors have in place hazard and liability insurance as required pursuant to Section 8.2 of the Credit Agreement.

(l) Satisfaction of Due Diligence Review. Review by the Administrative Agent and its counsel of all corporate or organizational documentation of the Borrowers, the Existing Guarantors, the New Guarantors and their Subsidiaries, as well as other legal and financial due diligence; provided, however, that this Third Amendment shall not be effective unless and until the results of the due diligence review are acceptable to the Administrative Agent, in its discretion.

(m) Other Documents. Such additional documents as Administrative Agent may reasonably request.

(n) Payment of the Administrative Agent’s Legal and Other Fees. Payment to the Administrative Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Administrative Agent in connection with the preparation, execution and delivery of this Sixth Amendment.

6. Affirmations. Borrowers hereby: (i) affirm all the provisions of the Credit Agreement, as amended by this Sixth Amendment; and (ii) agree that the terms and conditions of the Credit Agreement shall continue in full force and effect, as amended hereby.

7. Miscellaneous.

(a) Borrowers agree to pay Administrative Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Administrative Agent and its counsel in connection with the due diligence review, the preparation, execution and delivery of this Sixth Amendment, and the future administration by the Administrative Agent of this Sixth Amendment and the transactions contemplated hereby.

(b) This Sixth Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.

(c) This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

(d) Entirety. This Sixth Amendment, together with the other Sixth Amendment Documents, the Credit Agreement, and the other Loan Documents, represents the entire agreement of the parties hereto and thereto, and supersedes all prior agreements and understandings, oral and written, if any, including any commitment letters or correspondence relating to the Sixth Amendment Documents, the other Loan Documents or the transactions contemplated herein or therein.

(e) No Waiver. Except as expressly set forth herein, the execution, delivery and performance of this Sixth Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent, any Issuing Lender, or Lenders under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment No. 6 to Amended and Restated Credit Agreement the day and year first above written.

Borrowers:

[CORPORATE SEAL]	URBAN OUTFITTERS, INC.
as a Borrower

	By:	/s/ Frank Conforti
		Name: Title:	Frank Conforti Chief Financial Officer

[CORPORATE SEAL]	UO FENWICK, INC.

	By:	/s/ Frank Conforti
		Name: Title:	Frank Conforti Chief Financial Officer

[CORPORATE SEAL]	U.O. MERCHANDISE, INC.
as a Borrower

	By:	/s/ Frank Conforti
		Name: Title:	Frank Conforti Chief Financial Officer

[CORPORATE SEAL]	HK SOURCING LIMITED

	By:	/s/ Francis John Conforti
		Name: Title:	Francis John Conforti Director

[CORPORATE SEAL]	URBN UK LIMITED f/k/a URBAN OUTFITTERS UK LIMITED

	By:	/s/ Francis J. Conforti
		Name: Title:	Francis J. Conforti Director

Signature Page to Amendment No. 6

Lender:

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), as a Lender, Issuing Lender and as Administrative Agent

By:	/s/ Stephen T. Dorosh
	Name: Title:	Stephen T. Dorosh Senior Vice President

Signature Page to Amendment No. 6

SCHEDULE 3

GUARANTORS

Anthropologie, Inc.

Urban Outfitters Wholesale, Inc.

Urban Outfitters West LLC

Free People of PA LLC

Freepeople.com LLC

U.O. Real Estate LLC

URBN NL Holding, C.V.

UO (Bermuda) Limited

UO.com LLC

Anthropologie.com LLC

URBN Holding, Inc.

UO US LLC

EXHIBIT I

FORM OF

JOINDER TO GUARANTY AGREEMENT

By executing this Joinder to Guaranty Agreement, each of the undersigned hereby acknowledges and agrees that (a) it has read that certain Guaranty Agreement (as it may be amended, restated or modified from time to time, the “Guaranty”), dated September 23, 2004, by certain affiliates of Urban Outfitters, Inc. (“Urban”), in favor of Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association), as administrative agent for the benefit of the lenders under the Credit Agreement (defined below), executed and delivered in connection with that certain Amended and Restated Credit Agreement (as amended through the date hereof, and as it may be amended, restated or modified from time to time, the “Credit Agreement”), dated September 23, 2004, by and among Urban, the other Borrowers (as defined therein), the Lenders referred to therein, and Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association) as administrative agent, and (b) from and after the date of this Joinder, (i) it makes each of the representations and warranties made by a Guarantor as though fully set forth herein, agrees to the covenants set forth in the Guaranty, and shall be bound by all of the terms and conditions of, and shall be an additional Guarantor under the Guaranty, (ii) represents that its address for notices is as set forth below; and (iii) it is and shall be for all purposes a Guarantor thereunder. This Joinder to Guaranty Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.

IN WITNESS WHEREOF, the undersigned have executed this Joinder to Guaranty Agreement as of June ___, 2012.

Attest:	URBN HOLDING, INC.

By:__________________________ Name: Title:	By:__________________________ Name: Title:

Address for Notices: _________________________________ _________________________________

Attest:	UO US LLC

By:__________________________ Name: Title:	By:__________________________ Name: Title:

Address for Notices: _________________________________ _________________________________

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EXHIBIT II

FORM OF

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 6 to Amended and Restated Credit Agreement (the “Amendment”); (ii) consents to Borrowers’ execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; (iv) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth in the Amendment; and (v) reaffirms that such Loan Documents shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each of the undersigned understands that Administrative Agent and the Lenders have no obligation to inform such undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty. Capitalized terms have the meanings assigned to them in the Amendment.

This Consent and Reaffirmation shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.

Section 16 of that certain Guaranty Agreement (as it may be amended, restated or modified from time to time), dated September 23, 2004, by certain affiliates of Urban Outfitters, Inc. (“Urban”) in favor of Wells Fargo Bank (successor by merger to Wachovia Bank, National Association), as administrative agent for the benefit of the lenders under the Credit Agreement (defined below), executed and delivered in connection with that certain Amended and Restated Credit Agreement (as amended through the date hereof, and as it may be amended, restated or modified from time to time, the “Credit Agreement”), dated September 23, 2004, by and among Urban, the other Borrowers (as defined therein), the Lenders referred to therein, and Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association) as administrative agent is incorporated herein.

SIGNATURE PAGE FOLLOWS

I-1

ANTHROPOLOGIE, INC., as a Guarantor

By:
Name: Title:

URBAN OUTFITTERS WHOLESALE, INC., as a Guarantor

By:
Name: Title:

URBAN OUTFITTERS WEST LLC, as a Guarantor

By:
Name: Title:

FREE PEOPLE OF PA LLC, as a Guarantor

By:
Name: Title:

FREEPEOPLE.COM, LLC, as a Guarantor

By:
Name: Title:

U.O. REAL ESTATE LLC, as a Guarantor

By:
Name: Title:

URBN NL HOLDING, C.V., as a Guarantor

By:
Name: Title:

II-1

UO (BERMUDA) LIMITED, as a Guarantor

By:
Name: Title:

UO.COM LLC, as a Guarantor

By:
Name: Title:

ANTHROPOLOGIE.COM LLC, as a Guarantor

By:
Name: Title:

II-2

EXHIBIT III

FORM OF

FINANCIAL CONDITION

AND OFFICER COMPLIANCE CERTIFICATE

The undersigned, on behalf of URBAN OUTFITTERS, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania (“Urban”), and each Subsidiary of Urban set forth on Schedule I to the Credit Agreement (defined below) (Urban, together with each Subsidiary, collectively, the “Borrowers,” and each a “Borrower”), and not in any individual or personal capacity, hereby certifies to the Administrative Agent and the Lenders (as defined below), as follows:

1. This Financial Condition and Officer Compliance Certificate (this “Certificate”) is delivered to you pursuant to Section 4(h) of that certain Amendment No. 6 to Amended and Restated Credit Agreement, dated as of the date hereof (the “Sixth Amendment”), by and among the Borrowers, the Lenders referred to therein and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), which amends that certain Amended and Restated Credit Agreement, dated September 23, 2004, by and among the Borrowers, the Lenders referred to therein, and the Administrative Agent, as amended by (i) that certain Letter Agreement Concerning Amended and Restated Note, dated May 18, 2005, (ii) that certain First Amendment to Amended and Restated Credit Agreement, dated November 30, 2006, (iii) that certain Extension of Amended and Restated Credit Agreement, dated November 27, 2007, (iv) that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated December 10, 2007, (v) that certain Amendment No. 3, Consent and Waiver to Amended and Restated Credit Agreement dated as of September 21, 2009, (vi) that certain letter agreement dated December 1, 2010, (vii) that certain letter agreement dated March 9, 2011, (viii) that certain Amendment No. 4 to Amended and Restated Credit Agreement, dated April 25, 2011, and (ix) that certain Amendment No. 5 to Amended and Restated Credit Agreement, dated October 31, 2011 (as so amended and as may be further amended, restated or modified from time to time, the “Credit Agreement”). Capitalized terms used and not defined herein have the respective meanings ascribed thereto in the Credit Agreement.

2. I have reviewed the financial statements, dated as of _________ and for the year ended __________, of Urban and its Consolidated Subsidiaries, and such statements fairly present in all material respects (a) the financial condition of Urban and its Consolidated Subsidiaries as of the dates indicated, and (b) the results of their operations and cash flows for the period indicated.

3. I have reviewed the terms of the Credit Agreement, and the other Loan Documents, and I have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of Urban and its Consolidated Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2, above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate.

4. Urban and its Consolidated Subsidiaries are in compliance with (a) the financial covenants contained in Article IX of the Credit Agreement, as shown on Schedule I attached hereto, and (b) the restrictions contained in the Credit Agreement and the other Loan Documents.

[Signature Page Follow]

III-1

IN WITNESS WHEREOF, the undersigned have executed this Financial Condition and Officer Compliance Certificate as of the __ day of ________, 20__.

[CORPORATE SEAL]	URBAN OUTFITTERS, INC., for itself as a Borrower and for each other Borrower

By:
Name: Title:

[Signature Page to Financial Condition and Officer Compliance Certificate]

SCHEDULE I

Financial Covenant Calculations